February 26, 2003

North American Government Bond Fund, Inc.
535 Madison Avenue, 30th Floor
New York, New York  10022

         Re:      North American Government Bond Fund, Inc.
                  Post-Effective Amendment No. 13

                  FILE NO. 33-53598; ICA NO. 811-7292

Gentlemen:

     We hereby consent to the reference of our firm as Counsel in this Post-Effective Amendment No. 13 to Registration Statement No. 33-53598 on Form N-1A.


                                        Very truly yours,

                                        /s/ Kramer Levin Naftalis & Frankel LLP